UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2006

Bottomline Technologies (de), Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25259	02-0433294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Corporate Drive, Portsmouth, New Hampshire	03801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Bottomline Technologies (de), Inc. (the “Registrant” or the “Company”) on October 18, 2006. The amendment is being filed to include the financial information required under Item 9.01 that was previously omitted in accordance with Item 9.01(a)(4) and Item 9.01(b)(2).

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of FormScape Group Limited as of April 30, 2006 and 2005 and for the years then ended are filed as Exhibit 99.3 hereto and incorporated herein by reference.

The unaudited financial statements of FormScape Group Limited as of July 31, 2006 and for the three months ended July 31, 2006 and 2005 are filed as Exhibit 99.4 hereto and incorporated herein by reference.

(b) Pro forma Financial Information.

The unaudited pro forma condensed combined financial information is filed as Exhibit 99.5 hereto and incorporated herein by reference.

(d) Exhibits.

23.1	Consent of PKF, Certified Public Accountants, A Professional Corporation, independent auditors

99.1*	Share Purchase Agreement, dated as of October 13, 2006, between the Sellers (as defined therein), Bottomline Technologies Limited and the Registrant

99.2*	Press Release issued by the Registrant on October 16, 2006

99.3	Audited financial statements of FormScape Group Limited as of April 30, 2006 and 2005 and for the years then ended

99.4	Unaudited financial statements of FormScape Group Limited as of July 31, 2006 and for the three months ended July 31, 2006 and 2005

99.5	Unaudited pro forma condensed combined financial information of the Registrant

*Previously filed as an exhibit to the Current Report on Form 8-K filed on October 18, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES (de), INC.

Date: December 22, 2006	By:	/s/ Kevin Donovan
Kevin Donovan Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PKF, Certified Public Accountants, A Professional Corporation, independent auditors

99.1*	Share Purchase Agreement, dated as of October 13, 2006, between the Sellers (as defined therein), Bottomline Technologies Limited and the Registrant

99.2*	Press Release issued by the Registrant on October 16, 2006

99.3	Audited financial statements of FormScape Group Limited as of April 30, 2006 and 2005 and for the years then ended

99.4	Unaudited financial statements of FormScape Group Limited as of July 31, 2006 and for the three months ended July 31, 2006 and 2005

99.5	Unaudited pro forma condensed combined financial information of the Registrant

*Previously filed as an exhibit to the Current Report on Form 8-K filed on October 18, 2006.